Enabling Oral Drug Delivery to Improve Patient Compliance March 30, 2021 LYTHAM PARTNERS SPRING 2021 INVESTOR CONFERENCE Exhibit 99.1

Forward - Looking Statements This presentation contains forward - looking statements about Lipocine Inc . (the “Company”) . These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements relate to the Company’s products and product candidates, FDA’s approval of TLANDO Œ , the expected timing of Phase 3 trials for TLANDO XR and LPCN 1107 and Phase 2 studies for LPCN 1144 and LPCN 1148 , clinical and regulatory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties . Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs . The forward - looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on Form 10 - K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www . lipocine . com or on the SEC website at www . sec . gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations .

Lytham Partners Spring 2021 Investor Conference I Clinical Stage Biopharmaceutical Company Innovative Product Candidates for Metabolic and Endocrine Disorders PRODUCT (Indication) PRE - CLINICAL PHASE 1 PHASE 2 PHASE 3 NDA Propriety Drug Delivery Platform TLANDO Œ (Oral Testosterone for Testosterone Replacement Therapy) Tentative Approval TLANDO XR (Long Acting Oral Testosterone for Testosterone Replacement Therapy ) Next Step: Food Effect Study LPCN 1144 (Oral Testosterone for Non - Cirrhotic NASH ) LiFT Phase 2 Clinical Study Ongoing LPCN 1148 (Oral Testosterone for Cirrhosis Management) POC Phase 2 Clinical Study Planned LPCN 1107 (Oral HPC for Prevention of PTB) Next Step: Food Effect Study 3

TLANDO Œ The Convenient Oral TRT without Titration Requirement TLANDO XR Once Daily Oral TRT

Lytham Partners Spring 2021 Investor Conference I Monthly TRT TRx Trend 5 TRT Market is Growing 2020 2019 2018 2017 2016 2014 2015 350 375 400 425 450 475 500 525 550 575 600 625 650 675 700 Oct 14 Dec 14 Feb 15 Apr 15 Jun 15 Aug 15 Oct 15 Dec 15 Feb 16 Apr 16 Jun 16 Aug 16 Oct 16 Dec 16 Feb 17 Apr 17 Jun 17 Aug 17 Oct 17 Dec 17 Feb 18 Apr 18 Jun 18 Aug 18 Oct 18 Dec 18 Feb 19 Apr 19 Jun 19 Aug 19 Oct 19 Dec 19 Feb 20 Apr 20 Jun 20 Aug 20 Oct 20 Monthly TRx (000s) Last 12 months (Nov 2019 – Oct 2020) TRx of 7.7 million 5%↑ 6%↑

Issues with Current TRT Options Black box warning • Secondary exposure to testosterone • Pulmonary oil micro embolism (POME) and anaphylactic shock Inconvenient application or painful injection High incidence of erythrocytosis was reported in patients on non - oral • 67% on injectable T, 35% on pellets* Most require dose titrations - Majority of patients are not on efficacious dose at start of therapy and require up titration • Avg titration time to reach efficacious dose takes 3 - 6 months • Finding appropriate dose through titration is burdensome for physicians and patients • Requires additional clinic/pharmacy visits and invasive samplings Poor persistence with products requiring titration • 50 - 80% drop off in 3 - 6 months • Insufficient T levels at the beginning of therapy is one of the top reasons patients stop using TRT Potential Barriers to Newly Diagnosed and Existing Patients 6 *Pastuszak et al. Sex Med. 2015

TLANDO™ Attributes*

Convenient Oral Route

- No inadvertent transference or pulmonary oil micro embolism risks
- Single strength and dose

TRT without titration requirement

- Enables selection of an effective dose at the start of therapy without delay
- No "efficacy gap" upon switching from other TRTs
- No additional pharmacy and clinic copays to reach efficacious dose
- No dose adjustment clinic and pharmacy visits
- No dose adjustment invasive samplings
- No titration decision errors

Bioequivalent exposure in low/med/high fat food

Not known to produce hepatic adverse events associated with 17-methylated testosterone

*pending final approval



Physician Research: Physicians View No Titration Product as Positive

- Cited "easy/less titration" as an important advantage of TLANDO™
- Finding the adequate TRT dose through titration is burdensome for physicians and patients

Lytham Partners Spring 2021 Investor Conference 7

Lytham Partners Spring 2021 Investor Conference I TLANDO: De - Risked Regulatory Profile 8 Eligible to Launch after March 27, 2022 Opportunities Post COVID pandemic launch Adequate time for launch preparation/partnering Current Status Tentative approvals are clearances for drugs to be marketed, but for the existence of patents or market exclusivities Initial launch supply manufactured Commercialization partnering process ongoing

Lytham Partners Spring 2021 Investor Conference I TLANDO XR: An Innovative Opportunity 9 Next Generation TRT Option TLANDO XR is positioned to be the first Oral QD Product TLANDO XR is clinically differentiated from other orals Patients and physicians prefer once a day oral testosterone Strong IP (new molecule & proprietary drug delivery technology) Positive Phase 2b study results

LPCN 1144 for Non - Cirrhotic NASH Currently No Approved Treatment

Insulin - like Growth Factor (IGF - 1) Sex Hormone – Binding Globulin (SHBG) Free testosterone Anti - fibrosis (↓TGF - β) LPCN 1144: Androgen Receptor Agonist 11 Potential Mode of Action *You et al., Hepatology Communications, 2021 Regeneration Booster (↑IGF) Markers in Advanced Fibrosis* LPCN 1144 (Oral Testosterone) Anti - steatosis Anti - inflammatory Anti - oxidant Impact on pro - fibrotic inputs Impact on fibrosis

LPCN 1144: *LiFT (Liver Fat Intervention with oral Testosterone)**

Phase 2 Paired Biopsy Study in Men with NASH (NCT04134091)

Study Design

- Biopsy confirmed male NASH subjects with F1-F3 (N=56)
- Three-arm, blinded, placebo-controlled
  - 1:1:1 randomization
    - Treatment A: 142 mg eq. T twice daily
    - Treatment B: 142 mg eq. T + d-alpha tocopherol twice daily
    - Placebo twice daily
- Treatment duration of 36 weeks

Primary Endpoint:

- Change in hepatic fat fraction via MRI-PDFF (W12)

Key Secondary Endpoints:

- Change in NASH activity and fibrosis via liver biopsy scoring (W36)
- Change in hepatic fat fraction via MRI-PDFF (W36)
- Change in liver injury markers, anthropomorphic measurements, lipids, insulin resistance, inflammatory/fibrosis markers
- Patient Reported Outcomes (PROs) including quality-of-life and patient global impression scores (PGI)



SCREENING
TREATMENT: 36 WEEKS
FOLLOW-UP: 2 Weeks
MRI-PDFF,
DXA, Biopsy
Dose Start
MRI-PDFF (W12)
Biopsy
End of Study/Start of OLE**

LIPOCINE
ENHANCING HEALTH

*Website: www.lift-study.com
** Open Label Extension Study

LiFT Study Results : Liver Fat (MRI - PDFF) Changes from Baseline 13 Significant Response in Biopsy Established NASH Subjects with Baseline Liver Fat ≥ 5% *Based on available data (n = 52) ** Subjects with missing MRI data (baseline or Wk12) were excluded from analysis Responders with at least 30% reduction** Relative Change From Baseline to Week 12*

LiFT Study Results: Key Liver Injury Marker Changes 14 Significant Changes Independent of Subject Hypogonadal* Status * Hypogonadal:T < 300 ng/dl, Eugonadal: T ≥ 300 ng/ dL at baseline **All Subject: Placebo n= 17, Treatment A n =16, Treatment B n =19; Eugonadal subjects T ≥ 300 ng/dL: Placebo n= 11, Treatment A n =8, Treatment B n =7 2.8 - 4.9 - 10.4 1.0 - 4.1 - 11.8 -14 -12 -10 -8 -6 -4 -2 0 2 4  Placebo Treatment A Treatment B Absolute Change (U/L) All Subject T ≥ 300 ng/dL 1.8 - 9.4 - 22.4 - 1.3 - 14.3 - 27.2 -30 -25 -20 -15 -10 -5 0 5  Placebo Treatment A Treatment B Absolute Change (U/L) All Subject T ≥ 300 ng/dL Alanine Aminotransferase (ALT) Aspartate Aminotransferase (AST) From Baseline at Week 12**

Lytham Partners Spring 2021 Investor Conference I Leveraging the largest, multi - modal proprietary clinical database of its kind to expand a robust pipeline of predictive algorithms with regulatory grade evidence. Developing novel transformative algorithms to transform healthcare. Commercially validated across 3 business models Experienced team Summary: Positive Topline Results 15 Both LPCN 1144 Treatment A rms M et the Primary E ndpoint with Statistical S ignificance Statistically significant reduction in liver fat was observed compared to placebo independent of hypogonadal status Statistically significant reduction in markers of liver injury were observed compared to placebo independent of hypogonadal status About 2/3 rd of subjects on Treatment B had concurrent reductions of liver fat, ALT, and AST Adverse events in both the treatment arms were comparable to the placebo arm 01 02 03 04

Lytham Partners Spring 2021 Investor Conference I LiFT Study: Upcoming Data 16 Histological change in NASH activity and fibrosis at week 36 MRI - PDFF liver fat data at week 36 Body composition data from DXA scan at weeks 20 and 36 Liver and other markers including (fibrosis and inflammation markers) at week 36 PROs for periodic visits up to week 36 Quality - of - life and patient global impression scores (PGI)

LPCN 1148 for Liver Cirrhosis Management

Common Causes 5 Alcoholic liver disease Nonalcoholic Fatty Liver Disease (NAFLD) Chronic hepatitis B Chronic hepatitis C Cryptogenic LPCN 1148: Oral T for Cirrhosis Management 18 Background 1. Bentley & Phillips, Milliman Research Report 2017 4. Sarkar et al. J Hepatol. 2015 2. Sinclair et al., Liver Transplantation, 2016 5. https://www.niddk.nih.gov/health - information/liver - disease/cir rhosis/symptoms - causes 3. Sinclair et al., J Gastroenterol Hepatol. 2016; 6. Montano - Loza et al. J Cachexia Sarcopenia Muscle. 2016 Transplant Only Cure for Liver Cirrhosis High Economic Burden of a Liver Transplant 1 Liver Cirrhosis in US • Over 600K patients with liver cirrhosis 2 • 45K deaths in 2017 3 • 62% male on the liver transplant (LT) waitlist 4 in cirrhosis

Unmet Needs for Patients with Liver Cirrhosis 19 LPCN 1148 Targets Yoon and Chen, National Institute on Alcohol Abuse and Alcoholism; Surveillance Report #114, 2019 Scaglione et al., J clin Gastroenterol, 2015; Hart et al., Transplantation, 2016; United Network for Organ Sharing, 2019 Sinclair et al. Aliment Pharmacol Ther , 2016; Lai et al., Am J Transplant, 2014 19 Improvement in quality of life while on liver transplant waiting list Stay on liver transplant waiting list 40 - 70% of cirrhotic patients are sarcopenic Improvement of post transplant survival/outcomes/costs

Lytham Partners Spring 2021 Investor Conference I LPCN 1148: Proof of Concept Study 20 Phase 2, Multicenter, Double - Blinded, Placebo - Controlled Study Study Design • Male subjects with cirrhosis of the liver and sarcopenia • Two - arm (1:1 randomization, n=60) • Oral LPCN 1148 or Placebo Endpoints: • Primary: Change in Skeletal Muscle Index at Week 24 • Key Secondary: • Change in Liver Frailty Index (functional index) • Mortality, clinically significant worsening LPCN 1148 SCREENING 24 - Week Analysis Randomize Medical History Labs Imaging TREATMENT: 52 WEEKS 52 - Week Analysis Placebo LPCN 1148

LPCN 1107 Prevention of Preterm Birth

Unmet Medical Need One Preterm birth (PTB) every minute 1 ≥ $26 billion economic impact annually 2 10% of all US pregnancies 3 A leading cause of neonatal mortality and morbidity Medical costs for PTB infants are ~10x higher than for full - term infants 4 Preterm Birth is a Significant Public Health Issue in the U.S 1. Pediatric Research (2006) 60, 775 – 776 2. Institute of Medicine of the National Academies. Jul.200 3. National Vital Statistics Reports, Vol 67, No. 8, Nov 7, 2018: Centers for Disease Control and Prevention (2017) 4. J. Maternal - Fetal and Neonatal Medicine, Dec. 2006, 19(12), 773 – 782 22

LPCN 1107: Potential to be the Standard of Care for Prevention of PTB 23 Oral Hydroxyprogesterone Caproate (HPC) Convenient dosing No injection site reactions First and only oral enabling technology Solid IP coverage Orphan drug designated Next Step: Food effect study

Lytham Partners Spring 2021 Investor Conference I Upcoming Milestones Near Term Value Drivers Event Expected Timing LPCN 1148 First Patient Dosed 2H 2021 LPCN 1144 LiFT Biopsy Results August 2021 TLANDO Œ Final FDA Approval Decision March 2022 24

Lytham Partners Spring 2021 Investor Conference I Key Financial Metrics 25 Stock Price, Market Cap, Cash Balance Ticker Symbol LPCN Closing Stock Price (3/24/21) $1.55/share Cash Balance (12/31/20) $24.7 million* Bank Debt (12/31/20) $5.0 million *Raised an add’l $28.7M gross in January 2021